UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2026

Clearway Energy, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-36002	46-1777204
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Carnegie Center, Suite 300, Princeton, New Jersey 08540

(Address of principal executive offices, including zip code)

(609) 608-1525

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01	CWEN.A	New York Stock Exchange
Class C Common Stock, par value $0.01	CWEN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On March 9, 2026, Clearway Energy, Inc. (the “Company”) issued a press release announcing that its Board of Directors (the “Board”) has approved a proposal to amend and restate the Company’s certificate of incorporation (the “Charter Amendment”) that would convert each share of the Company’s Class A common stock, par value $0.01 per share (the “Class A common stock”), into one share of the Company’s Class C common stock, par value $0.01 per share (the “Class C common stock”). Under the terms of the Charter Amendment, such conversion (the “Class A Conversion”) would occur automatically at 12:01 a.m., Eastern Time, on the second business day following the filing of the Charter Amendment. The Board intends to submit a proposal to the Company’s stockholders to approve the Charter Amendment (the “Charter Amendment Proposal”) at the Company’s 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”), which is expected to be held in the second quarter of 2026. Stockholders who own Class A common stock, Class B common stock, Class C common stock or Class D common stock of the Company at the close of business on March 19, 2026, or their duly appointed proxies, are entitled to vote at the 2026 Annual Meeting.

The adoption of the Charter Amendment Proposal will require the affirmative vote of (i) 66 2/3% of the combined voting power of the shares of the Company’s common stock outstanding and entitled to vote thereon and (ii) a majority of the voting power of the shares of Class A common stock outstanding and entitled to vote thereon.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  Such forward-looking statements are subject to certain risks, uncertainties and assumptions, and typically can be identified by the use of words such as “expect,” “estimate,” “target,” “anticipate,” “forecast,” “plan,” “outlook,” “believe” and similar terms. Such forward-looking statements include, but are not limited to, statements regarding the potential or anticipated benefits or effects of the Charter Amendment, or the Class A Conversion, the tax consequences of the Class A Conversion and other statements with respect to our beliefs, plans, objectives, goals, expectations, anticipations, assumptions, estimates, intentions and future performance and condition.

Although the Company believes that the expectations are reasonable, it can give no assurance that these expectations will prove to be correct, and actual results may vary materially. Factors that could cause actual results to differ materially from those contemplated above include, among others, risks and uncertainties related to: the ability of the Company to obtain the requisite stockholder approvals for the Charter Amendment Proposal; the timing of the Class A Conversion; unforeseen or adverse changes in the capital markets generally or in trading conditions applicable to the Company’s securities; the impact of the Class A Conversion on the Company’s ability to execute its capital allocation strategy; unanticipated costs or expenses in connection with the Charter Amendment Proposal or the Class A Conversion; potential litigation or other proceedings challenging the Charter Amendment Proposal or the Class A Conversion; the effect of the announcement of the Charter Amendment Proposal on the trading prices of the Class A common stock and Class C common stock; and risks related to the Company’s business, operations, financial condition and prospects.

The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. The foregoing review of factors that could cause the Company’s actual results to differ materially from those contemplated in the forward-looking statements included in this Current Report on Form 8-K should be considered in connection with information regarding risks and uncertainties that may affect the Company’s future results included in its filings with the Securities and Exchange Commission (the “SEC”) at www.sec.gov. In addition, the Company makes available free of charge at www.clearwayenergy.com, copies of materials it files with, or furnishes to, the SEC.

Additional Information

The Company intends to file with the SEC a definitive proxy statement on Schedule 14A relating to the 2026 Annual Meeting (the “Proxy Statement”). The Charter Amendment Proposal will be detailed in the Proxy Statement. The Company intends to file the Proxy Statement in connection with the 2026 Annual Meeting and its solicitation of proxies for the Charter Amendment Proposal and for other matters to be voted on at the 2026 Annual Meeting. The Company may also file other relevant documents with the SEC regarding its solicitation of proxies for the 2026 Annual Meeting. STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS AND SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT SOLICITATION MATERIALS WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders will be able to obtain copies of the Proxy Statement, any amendments or supplements thereto and other documents as and when filed by the Company with the SEC, without charge, at the SEC’s website at www.sec.gov, and on the Investor Relations page of the Company’s website at www.clearwayenergy.com. Stockholders will also be able to obtain copies of the Proxy Statement and any filings with the SEC that will be incorporated by reference in the Proxy Statement, as and when filed by the Company with the SEC, without charge, by directing a request to the Company’s Investor Relations department by email at investor.relations@clearwayenergy.com.

Certain Information Regarding Participants

The Company, its directors and certain of its executive officers, as well as certain employees of Clearway Energy Group (“CEG”) in accordance with the services such employees perform for and on behalf of the Company pursuant to an Amended and Restated Master Services Agreement and Payroll Sharing Agreement between the Company and CEG, may be deemed to be participants in connection with the solicitation of proxies from Company stockholders in respect of the matters to be considered at the 2026 Annual Meeting. Information regarding the names of such directors and executive officers and their respective interests in the Company, by securities holdings or otherwise, is available in the Company’s proxy statement relating to its 2025 Annual Meeting of Stockholders, which was filed with the SEC on March 13, 2025 (the “2025 Proxy Statement”), as well as the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on February 24, 2026, and the Company’s Current Reports on Form 8-K filed with the SEC from time to time. To the extent the Company’s directors and executive officers have acquired or disposed of securities holdings since the applicable “as of” date discussed in the 2025 Proxy Statement, such transactions have been or will be reflected on Statements of Change in Ownership on Form 4, Initial Statements of Beneficial Ownership on Form 3 or amendments to beneficial ownership reports on Schedules 13D filed with the SEC. Additional information regarding the interests of participants in the solicitation of proxies in respect of the 2026 Annual Meeting will be included in the Proxy Statement and other relevant materials to be filed with the SEC as and when they become available.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Document

99.1	Clearway Energy, Inc. Press Release, dated March 9, 2026
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Clearway Energy, Inc.

	By:	/s/ Kevin P. Malcarney
Kevin P. Malcarney
Executive Vice President, General Counsel and Corporate Secretary

Date: March 9, 2026